EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Biophan Technologies, Inc. (the "Company") on Form 10-Q for the period ended May 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael
L. Weiner, Chief Executive Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: July 15, 2005

By: /s/ Michael L. Weiner
----------------------------------------
Name:   Michael L. Weiner,
Title:  Chief Executive Officer